                                                            Exhibit 10.9(d)

                                                           [EXECUTION COPY]


                   AMENDED AND RESTATED CREDIT AGREEMENT


          AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 24, 1996 among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                            W I T N E S E T H :


          WHEREAS, the parties hereto have heretofore entered into a Three-Year Credit Agreement dated as of September 29, 1994, as amended by Amendment No. 1 to Credit Agreement dated as of September 28, 1995 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless otherwise
                      ------------------------
specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.  Amendment of the Agreement.
                      ---------------------------

          (a) Each reference to "1994" in the definition of "Borrower's 1994 Form 10-K" and in Section 4.04(a) is changed to "1995".

          (b) Each reference to "1995" in the definition of "Borrower's Latest Form 10-Q" and in Sections 4.04(b) and (c) is changed to "1996".

          (c) The date "September 29, 2000" appearing in the definition of "Termination Date" is changed to "September 24, 2001".

          (d) The definition of "CD Margin" in Section 2.07(b) is amended to read as follows:

          "CD Margin" means 0.225% per annum.

          (e) The term "Euro-Dollar Margin" in Section 2.07(c) is amended to read as follows:

          "Euro-Dollar Margin" means 0.10% per annum.

          (f) The first sentence of Section 2.08 is amended to read in its entirety as follows:

          The Borrower shall pay to the Agent for the account of the Banks ratably a facility fee at the rate of 0.05% per annum.

          SECTION 3.  Changes in Commitments.  With effect from and
                     -----------------------
including the date this Amended and Restated Credit Agreement becomes effective in accordance with Section 5 hereof, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to
Section 2.09 of the Agreement. Any Bank whose commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Section 9.03 of the Agreement shall
      --------
continue to inure to the benefit of each such Bank.

          SECTION 4.  Governing Law.  This Amended and Restated Credit
                      --------------
Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 5.  Counterparts; Effectiveness.  This Amended and
                      ----------------------------
Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.


                                         TOYOTA MOTOR CREDIT CORPORATION



                                         By     /S/ WOLFGANG JAHN
                                            ----------------------------
                                            Title: Senior Vice President
                                                   and General Manager


Commitments
-----------
$100,000,000                             MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK



                                         By     /S/ KEVIN J. O'BRIEN
                                            ----------------------------
                                            Title: Vice President



$100,000,000                             BANK OF AMERICA NATIONAL TRUST
                                         & SAVINGS ASSOCIATION



                                         By      /S/ ALAN H. ROCHE
                                            ----------------------------
                                            Title: Vice President



$100,000,000                             THE BANK OF TOKYO-MITSUBISHI,
                                         LTD., LOS ANGELES BRANCH



                                         By      /S/ TETSUJI KANO
                                            ----------------------------
                                            Title: Deputy General Manager



$100,000,000                             THE CHASE MANHATTAN BANK



                                         By      /S/ HIROSHI OHNO
                                            ---------------------------
                                            Title: Vice President

$100,000,000                             CITICORP USA, INC.



                                         By    /S/ ALLEN B. MACOMBER
                                            ----------------------------
                                            Title: Global Risk Manager



$100,000,000                             CREDIT SUISSE



                                         By     /S/ MARK A. SAMPSON
                                            ----------------------------
                                            Title: Associate



                                         By   /S/ MARILOU PALENZUELA
                                            ----------------------------
                                            Title: Member of Senior
                                                   Management



$40,000,000                              ABN AMRO BANK N.V.
                                         LOS ANGELES INTERNATIONAL BRANCH
                                         By: ABN AMRO North America, Inc.,
                                         as Agent



                                         By     /S/ ELLEN M. COLEMAN
                                            ----------------------------
                                            Title: Vice President/Director



                                         By     /S/ PAUL K. STIMPFL
                                            ----------------------------
                                            Title: Vice President

$40,000,000                              BANQUE PARIBAS



                                         By    /S/ LYNNE A. LUEDERS
                                            ----------------------------
                                            Title: Vice President



                                         By      /S/ HARRY COLLYNS
                                            ----------------------------
                                            Title:  Vice President




$40,000,000                              BARCLAYS BANK PLC



                                         By      /S/ KEITH MACKIE
                                            ----------------------------
                                            Title: Director



$40,000,000                              DEUTSCHE BANK AG LOS ANGELES
                                         AND/OR CAYMAN ISLANDS BRANCHES



                                         By       /S/ OLAF JANKE
                                            ----------------------------
                                            Title: Associate



                                         By     /S/ J. SCOTT JESSUP
                                            ----------------------------
                                            Title: Vice President



$40,000,000                              THE LONG-TERM CREDIT BANK
                                         OF JAPAN, LTD., LOS ANGELES AGENCY



                                         By    /S/ NOBORU AKAHANE
                                            ----------------------------
                                            Title: Deputy General Manager

$40,000,000                              THE SAKURA BANK, LIMITED
                                         LOS ANGELES AGENCY



                                         By     /S/ DAIJIRO TSUCHIYA
                                            ----------------------------
                                            Title: General Manager



$40,000,000                              THE SANWA BANK, LIMITED



                                         By     /S/ NOBUO KATSUMATA
                                            ----------------------------
                                            Title: Assistant Vice President




$40,000,000                              SWISS BANK CORPORATION,
                                         NEW YORK BRANCH



                                         By     /S/ STEPHANIE W. KIM
                                            ----------------------------
                                            Title: Associate Director



                                         By    /S/ THOMAS R. SALZANO
                                            ----------------------------
                                            Title: Associate Director
                                                   Banking Finance Support,
                                                   N.A.



$40,000,000                              THE TOKAI BANK, LIMITED
                                         LOS ANGELES AGENCY



                                         By    /S/ TAKASHI KAWAGUCHI
                                            ----------------------------
                                            Title: Assistant General
                                                   Manager

$40,000,000                              UNION BANK OF SWITZERLAND,
                                         NEW YORK BRANCH



                                         By     /S/ C. C. GLOCKLER
                                            ----------------------------
                                            Title: Vice President



                                         By    /S/ SEIICHI SHINOMIYA
                                            ----------------------------
                                            Title: Vice President



-----------------
Total Commitments

$1,000,000,000
==============
                                         MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, as Agent



                                         By    /S/ KEVIN J. O'BRIEN
                                            ----------------------------
                                            Title: Vice President